UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2009
INTRAOP MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-49735 (Commission File Number)	87-0642947 (I.R.S. Employer Identification No.)

570 Del Rey Avenue Sunnyvale, California (Address of principal executive offices)	94085 (Zip Code)
408-636-1020
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.
     On November 6, 2009, Intraop Medical Corporation, a Nevada corporation (the “Company”), filed with the Nevada Secretary of State an amendment to the Company’s articles of incorporation (the “Amendment”) to (i) effect a reverse split of the issued and outstanding shares of the Company’s common stock, whereby each 50 shares of common stock was combined into one share of the Company’s common stock (the “Reverse Stock Split”), (ii) reduce the authorized number of shares of the Company’s common stock from 500,000,000 to 100,000,000 and (iii) authorize a class of preferred stock, pursuant to which the Company’s board of directors would have the authority to issue up to 20,000,000 shares of such preferred stock in one or more series. The Reverse Stock Split and other amendments to the Company’s articles of incorporation were made effective on such date. The proposals relating to the Amendment, after being approved by the Company’s board of directors, were presented to the Company’s stockholders in a consent solicitation statement dated May 8, 2009 that was filed with the Securities and Exchange Commission and approved in June 2009.
     As a result of the Amendment, the Company’s board of directors will have the authority to issue shares of preferred stock with such liquidation and dividend preferences, voting rights, conversion privileges and other rights as the Company’s board of directors deems appropriate without the need for additional stockholder approval. Any such shares of preferred stock may be senior to or otherwise adversely affect the rights of the holders of the Company’s common stock. The issuance of preferred stock, while providing flexibility in connection with possible financings and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control.
     The Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description of Document

3.1	Amendment to Articles of Incorporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRAOP MEDICAL CORPORATION
Dated: November 9, 2009	By:	/s/ John Powers
John Powers
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

3.1	Amendment to Articles of Incorporation.